Golden Small Cap Core Fund (the “Fund”)

Supplement dated January 26, 2009 to Prospectus dated November 1, 2008

On pages 13 and 37, the Russell 2000 Index replaces the S&P SmallCap 600 Index as the Fund’s primary benchmark. The S&P Small Cap 600 Index provides a secondary benchmark for the Fund. The Fund has consistently measured its performance against both the Russell 2000 Index and the S&P SmallCap 600 Index and will continue to do so going forward. The investment adviser to the Fund, Golden Capital Management, LLC requested that the Fund change the primary benchmark because investors have indicated a preference for the Russell 2000 Index as a measure of the performance of the small cap investment strategy.